UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A
(RULE 14a-101)
__________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INNOVATIVE PAYMENT SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Innovative Payment Solutions, Inc.
56B 5th Street, Lot 1 #AT
Carmel by the Sea, CA 93921

[    ], 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Innovative Payment Solutions, Inc.:

We hereby notify you that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Innovative Payment Solutions, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Wednesday, November 2, 2022 beginning at 9:00 am Pacific time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualmeetingportal.com/ipsipay/2022. The Annual Meeting is being held for the following vote on the following proposals (the “Proposals”):

(1)    to elect five (5) nominees for director named herein to our Board of Directors (the “Board” or “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)    to ratify the appointment by our Board of Directors of RBSM LLP (“RBSM”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2022;

(3)    to approve an amendment (the “Reverse Stock Split Amendment”) to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio to be determined at the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock (the “Reverse Stock Split”);

(4)    to approve an amendment (the “Preferred Stock Amendment”) to the Articles of Incorporation, to provide our Board of Directors with the authority to, at their discretion, fix by resolution or resolutions, the designations, rights and privileges of the Company’s authorized but undesignated preferred stock;

(5)    to approve an adjournment of the Annual Meeting, if the Board of Directors determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or the Preferred Stock Amendment (the “Adjournment Proposal”); and

(6)    to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Our Board of Directors recommends that stockholders vote FOR each of the Proposals.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on September 14, 2022 (the “Record Date”) as the record date for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The list of the stockholders of record as of the Record Date will be made available for inspection will be available for the ten days preceding the Annual Meeting at the Company’s offices located at 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921.

On or about [    ], 2022, we will begin mailing this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2022. These materials will also be available on our website at https://investor.ipsipay.com/.

YOUR VOTE IS IMPORTANT.    Whether or not you plan to attend the meeting virtually, please submit a proxy to have your shares voted as promptly as possible by using the internet, or by signing, dating and returning by mail the proxy card enclosed with the proxy materials. If you do not receive the proxy materials in printed form and would like to submit a proxy by mail, you may request a printed copy of the proxy materials and such materials will be sent to you.

Please note:    If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “How to Vote” on page 2 of the proxy statement).

By Order of the Board of Directors,
/s/ William Corbett
William Corbett
Carmel by the Sea, California [ ], 2022

Page
PROXY STATEMENT	1
HOW TO VOTE	2
INFORMATION ABOUT VOTING	3
PROPOSAL 1: ELECTION OF DIRECTORS	8
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO THIRTY (30) SHARES OF COMMON STOCK	23
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION, TO PROVIDE THE BOARD WITH THE AUTHORITY TO, AT ITS DISCRETION, FIX BY RESOLUTION OR RESOLUTIONS, THE DESIGNATIONS, RIGHTS AND PRIVILEGES OF THE COMPANY’S PREFERRED STOCK	29
PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING	31
OTHER MATTERS	32
NO DISSENTERS’ RIGHTS	32
DISTRIBUTION AND COSTS	32
OTHER INFORMATION REGARDING THE COMPANY	33
AVAILABILITY OF REPORT ON FORM 10-K	34
NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)	34
STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING	34
MISCELLANEOUS	35

APPENDIX A CERTIFICATE OF AMENDMENT (REVERSE SPLIT) TO ARTICLES OF INCORPORATION OF INNOVATIVE PAYMENT SOLUTIONS, INC.	A-1

APPENDIX B CERTIFICATE OF AMENDMENT (PREFERRED STOCK) TO ARTICLES OF INCORPORATION OF INNOVATIVE PAYMENT SOLUTIONS, INC.	B-1

i

Innovative Payment Solutions, Inc.
56B 5th Street, Lot 1 #AT
Carmel by the Sea, CA 93921

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on November 2, 2022

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0001 par value per share, of Innovative Payment Solutions, Inc., a Nevada corporation (referred to as “IPSI,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of IPSI (the “Board” or “Board of Directors”) of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 2, 2022, beginning at 9 a.m. Pacific Time via live webcast, and at any adjournment or postponement of our Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualmeetingportal.com/ipsipay/2022.

The purpose of the Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of RBSM as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the Reverse Stock Split Amendment; (4) FOR the Preferred Stock Amendment; and (5) FOR the Adjournment Proposal.

The Annual Meeting will be held on Friday, November 2, 2022 at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualmeetingportal.com/ipsipay/2022 and entering the meeting ID and passcode included in your Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you need assistance with voting your shares, please call our proxy solicitor, Laurel Hill Advisory Group LLC, at 888-742-1305.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with IPSI’s transfer agent, Nevada Agency & Transfer Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by IPSI. Shareholders of record (that is, shareholders who hold their shares in their own name) can only vote by mail. If your shares are held in “street name” (that is, in the name of a bank or broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet voting will also be offered to shareholders owning shares through most banks and brokers.

Vote by Mail

If you choose to submit your proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet

Registered Holders

If you choose to submit a proxy by internet, go to https://stocktransfersolo.com/Vote to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet or telephonic proxy must be received by 11:59 p.m. Pacific Time on November 1, 2022 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a brokerage account or with a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent.

Voting at the Annual Meeting

Submitting a proxy by mail or internet will not limit your right to vote at the Annual Meeting if you decide to attend virtually.

ADDITIONAL INFORMATION ABOUT VOTING

Q:     How can I attend and vote at the Annual Meeting?

A.     We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://www.virtualmeetingportal.com/ipsipay/2022. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet are posted at https://www.virtualmeetingportal.com/ipsipay/2022.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided via telephone (917) 262-2373 or email cst@virtualmeetingportal.com on the day of the Annual Meeting.

•        Webcast starts at 9:00 a.m. Pacific Time.

•        Stockholders with valid control numbers may submit questions while attending the Annual Meeting via the Internet.

•        Webcast replay of the Annual Meeting will be available until December 2, 2022.

•        If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Q:     What information is contained in the proxy statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How do I get electronic access to the proxy materials?

A:     This proxy statement is available at https://www.investor.ipsipay.com/.

Q:     What items of business will be voted on at the Annual Meeting?

A:     The five (5) items of business scheduled to be voted on at the 2022 Annual Meeting are: (1) the election of the five (5) nominees named herein for election to the Board of Directors; (2) the ratification of the appointment of RBSM as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) approval of the Reverse Stock Split Amendment; (4) the approval of the Preferred Stock Amendment; and (5) the approval of the Adjournment Proposal. We will also consider any other business that properly comes before the Annual Meeting.

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors is soliciting votes (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the Reverse Stock Split Amendment; (4) FOR the Preferred Stock Amendment; and (5) FOR the Adjournment Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the Company’s books maintained with the Company’s transfer agent, Nevada Agency & Transfer Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by the Company. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote virtually at the Annual Meeting.

If you do not wish to vote virtually or you will not be attending the Annual Meeting, you may have your shares voted by submitting a proxy using the internet or by mail. Please visit https://stocktransfersolo.com/Vote.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you provide to the Company in advance of the Annual Meeting a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote virtually or you will not be attending the Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval of the Reverse Stock Split Amendment, the Adjournment Proposal, and the Preferred Stock Amendment are not considered routine matters; and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1, #AT Carmel by the Sea, CA 93921; (2) submit a later-dated proxy (either by mail or internet or telephonically), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting virtually.

Q:     Who can help answer my questions?

A:     If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Innovative Payment Solutions, Inc., at 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921, or by phone at (866) 477-4729.

Q:     How are votes counted?

A:     If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of RBSM as our independent registered public accounting firm for our fiscal year ending on December 31, 2022; (3) FOR the Reverse Stock Split Amendment; (4) FOR the Preferred Stock Amendment; and (5) FOR the Adjournment Proposal. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy constitutes a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting.

Q:     What is the voting requirement to approve each of the proposals?

A:     For Proposal 1 (the election of directors), the five (5) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR or WITHHELD will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of RBSM as our independent registered public accounting firm for the year ending December 31, 2022, must receive FOR votes from the holders of a majority of the votes of the shares of common stock present virtually or by proxy at the Annual Meeting. Abstentions will have the same effect as an AGAINST vote. Although none are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, broker non-votes, if any, are not votes considered to be present virtually or by proxy at the meeting and therefore will have no effect on the outcome of this proposal. This vote is advisory, and therefore is not binding on us or the Board of Directors. If our stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of the Reverse Stock Split within a range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock, must receive FOR votes from the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date. Accordingly, abstentions and broker non-votes, if any, with respect this proposal will have the same effect as voting AGAINST this proposal.

To be approved, Proposal 4, which relates to the approval of the Preferred Stock Amendment, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the Record Date. Accordingly, abstentions and broker non-votes, if any, with respect this proposal will have the same effect as voting AGAINST this proposal.

To be approved, Proposal 5which relates to the approval of an adjournment of the Annual Meeting, if the Board determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split or Preferred Stock Amendment, must receive FOR votes from the holders of a majority of the shares of common stock present virtually or by proxy at the Annual Meeting. Abstentions will have the same effect as an AGAINST vote and broker non-votes will not affect the outcome of this proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the Annual Meeting is Proposal 2. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for such proposal your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposals 1, 2, and 5, broker non-votes are not considered to be “present virtually or by proxy” at the meeting. As such, broker non-votes will have no effect on the outcome of the vote on Proposals 1, 2 and 5. However, broker non-votes will have the effect of a vote AGAINST Proposals 3 and 4, which require the approval of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date.

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish results as to matters for which we have final votes and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. William Corbett, our Chief Executive Officer and Chairman of the Board, and Mr. Richard Rosenblum, our President, Chief Financial Officer and Director, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     Each share of our common stock that is issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 376,901,679 shares of common stock were issued and outstanding.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within IPSI or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of IPSI, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained Laurel Hill Advisory Group LLC to aid in the solicitation of proxies for this year. We will pay $10,000.00 in fees plus expense reimbursement for its services. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact Laurel Hill at 888-742-1305 with any questions you may have regarding our proposals.

Q:     When are stockholder proposals due for next year’s Annual Meeting?

A:     To be considered for inclusion in next year’s Annual Meeting proxy materials pursuant to SEC Rule 14a-8, your proposal must be submitted in writing by [        ][4], 2023, to the attention of the Corporate Secretary of Innovative Payment Solutions, Inc. at 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921. If you wish to submit a proposal (including a director nomination) at the meeting that is not intended to be included in next year’s proxy materials prepared by IPSI, you must do so in accordance with IPSI’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. See also “Stockholder Proposals for the Annual Meeting” elsewhere in this proxy statement.

____________

4     120 days prior to mailing date.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

Name	Age	Position
William Corbett	62	Chairman of the Board, Chief Executive Officer and Director
Richard Rosenblum	63	President, Chief Financial Officer and Director
Madisson Corbett	33	Director
Clifford Henry	83	Director
David Rios	79	Director

Currently, the Board of Directors consists of six (6) members: William Corbett (Chairman), Richard Rosenblum, James Fuller, Madisson Corbett, Clifford Henry and David Rios. All of the current members have been nominated by the Board of Directors of IPSI for the election as directors of IPSI, except for James Fuller, who voluntarily elected to not stand for re-election at the Annual Meeting but will serve out is current term until the date of the Annual Meeting.

The Board of Directors believes that it is in the best interests of IPSI to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board believes that each of the nominees is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Board considers appropriate in the context of the needs of the Board of Directors.

The following information pertains to the members of our Board and executive officers, their principal occupations and other public company directorships for at least the last five years and information regarding their specific experiences, qualifications, attributes and skills:

William Corbett, Chairman of the Board, Chief Executive Officer and Director

Mr. Corbett has been serving as the Company’s Chief Executive Officer and a Director since August 6, 2019 and as its Chairman since February 22, 2021. He was also the Company’s Interim Chief Financial Officer from August 6, 2019 to July 22, 2021.

William Corbett has over thirty years of Wall Street experience. Starting with Bear Stearns in the mid-eighties he became an associate director responsible for managing over 50 brokers and was subsequently hired by Lehman Brothers where he was one of the top producers in the 1990’s. In 1995, he co-founded and became CEO of The Shemano Group, a San Francisco investment banking boutique, which developed into one of the leading banks for funding small cap companies. Mr. Corbett was a managing director at Paulson Investment Co. from October 2013 until October 2016, responsible for West Coast investment banking activities. He also has served as CEO of DPL a lending company, and a wholly owned subsidiary of DPW Holdings, Inc., from October of 2016 until May 2019.

Mr. Corbett’s financial experience on Wall Street, specifically with micro-cap companies, we believe provides him with the attributes that make him a valuable member of the Company’s Board of Directors.

Richard Rosenblum, President, Chief Financial Officer and Director

Mr. Rosenblum has been serving as the Company’s President, Chief Financial Officer and a Director since July 22, 2021. Mr. Rosenblum has also served as the Secretary of the Company since August 26, 2021.

Richard Rosenblum has been, since its founding in 1994, Chief Executive Officer and Principal at Harborview Capital Advisors LLC (“Harborview”), which provided strategic advisory services in the areas of capital formation, merchant banking and management consulting. Additionally, Mr. Rosenblum has been the owner of Harborview Property Management (“HPM”) for over twenty-five (25) years, where he invests and manages domestic and international commercial real-estate, and multi-family real-estate assets. From 2008 to 2014, Mr. Rosenblum was a Director, President and Executive Chairman of Alliqua Biomedical Inc. (NASDAQ: ALQA), which developed and marketed hydrogel manufacturing technology in the wound care sector. His philanthropic and community-centered activities include being a founding board member of the Dr. David Feit Memorial Foundation (DFM), which for over 15 years raised money for the benefit and support of youth activities. Since 2018, Mr. Rosenblum has served on the Board of Directors of the Chilton Hospital Foundation. Mr. Rosenblum graduated Summa Cum Laude from SUNY Buffalo with a B.A. in Finance & Accounting.

Mr. Rosenblum’s experience as an executive of a publicly traded company and his financial experience, including in investment banking and as an investor in publicly traded companies, we believe provide him with the attributes that make him a valuable member of the Company’s Board.

James Fuller, Director (not a candidate of election at the Annual Meeting)

Mr. James W. Fuller, MBA, was appointed to our Board of Directors in May 2017. Mr. Fuller has voluntarily elected to not stand for re-election at the Annual Meeting but will serve out is current term until the date of the Annual Meeting. He has been the Chief Executive Officer, President, Chief Financial Officer, Chairman, Principal Accounting Officer and Secretary of Beauty Brands Group Inc. since February 5, 2013. Since March 2008, Mr. Fuller has been a Partner in the Private equity firm, Baytree Capital Associates, LLC, where he oversees the West Coast operations and their interests in the Far East including China. In 2007 and 2008, he was the Owner of Northcoast Financial brokerage. He served as Senior Vice President of Marketing for Charles Schwab and Company from 1981 to 1985. Subsequently, he served key roles as the President of Bull & Bear Group, a mutual fund/discount brokerage company in New York. He served as the Senior Vice President of the New York Stock Exchange (NYSE) from 1976 to 1981, where he was responsible for corporate development, marketing, corporate listing and regulation oversight, research and public affairs. He also served as Senior Vice president of Bridge Information Systems and was the Founder and Head of Morgan Fuller Capital Group. He has over 30 years of experience in the brokerage and related financial services industries. His financial career started in 1968 with J. Barth & Company in San Francisco. He served as West Coast Managing Director for a New York based investment banking and trading firm from 1972 to 1974. He managed the consulting practice for the Investment Industries Division of SRI International, where he directed a study on the future of the Securities Industry from 1974 to 1976. His other projects included the development and implementation of the Cash Management Account for Merrill Lynch, which is a standard throughout the brokerage industry. He served as the Chairman of Pacific Research Institute. He has been a Director at Beauty Brands Group Inc. since February 5, 2013, Kogeto, Inc. since April 10, 2015 and Oklahoma Energy Corp. since 1998. He has been an Independent Director of Cavitation Technologies, Inc., since February 15, 2010 and serves as its Member of Advisory Board. He served as a Director of Bridge Information Systems. He served as an Independent Director of Propell Technologies Group, Inc. from October 14, 2011 to February 17, 2015. He served as a Director of TapImmune, Inc. from May 18, 2012 to February 6, 2013. He served on the Board of Trustees of the University of California, Santa Cruz for 12 years. He served on the Board of Directors of the Securities Investor Protection Corporation (SIPC) until 1987. He is a Member of the Board of the International Institute of Education. He is an Elected Member and Vice Chairman for Finance of the San Francisco Republican Central Committee and is a Member of the Pacific Council for International Policy, Commonwealth Club. He was a Member of the Committee of Foreign Relations. Mr. Fuller received his MBA in Finance from California State University and Bachelor of Science in Marketing and Political Science from San Jose State University.

Madisson G. Corbett, Director

Ms. Madisson G. Corbett was appointed to our Board of Directors in May 2021. Ms. Corbett has extensive experience in sales and built the sales development organizations at Series A-C tech companies. Ms. Corbett’s career in sales began in San Diego, overseeing global sales and marketing at the top surf wax company in the US. Ms. Corbett then worked at the International Surfing Association, recognized by the International Olympic, Committee and helped introduce surfing to the Olympics in 2020. After her time in San Diego, Ms. Corbett began working for various Y Combinator companies including payroll & benefits platform, Gusto, hiring software, Lever, and mental health start up, Modern Health. Presently, Ms. Corbett works for fintech start-up, Brex.com and has been with the company over the last two years. She built out the entire sales development organization from scratch and oversaw top of funnel production for the Go To Market Team at Brex.com. Ms. Corbett managed the increase of recurring annual revenue from $20,000,000 to $100,000,000 in just 18 months and her team accounted for 85% of the net new revenue generated during the period.

We chose Ms. Corbett to serve as a member of our Board of Directors due to her extensive business and finance experience, which makes her a valuable member of our Board of Directors.

Clifford W. Henry, Director

Mr. Clifford W. Henry was appointed to our Board of Directors in May 2021. Mr. Henry is Chairman and CIO of CWH Associates, an investment management and consulting firm he founded in 1989. CWH is the owner and General Partner of Worthington Growth, LP, one of the earliest thematic focused, research-driven investment funds specializing in small and mid-cap companies. In addition to his investment work, Mr. Henry has served a number of companies as a director or advisor. He is also involved extensively in pro bono work most recently as a Chairman of the Indian River (Florida) Cultural Council and was a founding Chairman of the Board of Trustees of the Clay Art Center in Port Chester New York.

We chose Mr. Henry to serve as a member of our Board of Directors due to his extensive business and finance experience, which makes him a valuable member of our Board of Directors.

David Rios, Director

David Rios was appointed to our Board of Directors on July 22, 2021. Mr. Rios is a currently a philanthropist. Prior to turning to philanthropy approximately ten years ago, Mr. Rios was the founder, Chairman, and Chief Executive Officer of D.F. Rios Construction, Inc., the largest framing construction company in the state of California, for over 30 years. Mr. Rios was also President of the California Framers Association and on the Board of Carpenters. Additionally, Mr. Rios sat on the Board of Pan Pacific Bank where he was instrumental in closing its acquisition by California Bank of Commerce in December 2015.

We chose Mr. Rios to serve as a member of our Board of Directors due to his extensive business experience, which makes him a valuable member of our Board of Directors.

Vote Required

The affirmative vote of a plurality of the votes cast, either virtually or by proxy, at the Annual Meeting is required for the election of these nominees as directors. You may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for director. If you “WITHHOLD” authority to vote with respect to one or more nominees, such vote will have no effect on the election for such nominees. Broker non-votes, if any, will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of each nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES “FOR” THE ELECTION OF EACH OF THESE NOMINEES

Corporate Governance

Code of Ethics and Conduct

Effective as of May 12, 2016, we adopted a Code of Ethics and Conduct that applies to, among other persons, our president or chief executive officer as well as the individuals performing the functions of our chief financial officer, corporate secretary and controller. As adopted, our Code of Ethics and Conduct sets forth written standards that are designed to deter wrongdoing and to promote:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to regulatory agencies, including the SEC;

•        the prompt internal reporting of violations of the Code of Ethics and Conduct to an appropriate person or persons identified in the Code of Ethics and Conduct; and

•        accountability for adherence to the Code of Ethics and Conduct.

Our Code of Ethics and Conduct requires, among other things, that all of our personnel be afforded full access to our president or chief executive officer with respect to any matter which may arise relating to the Code of Ethics and Conduct. Further, all of our personnel are to be afforded full access to our Board of Directors if any such matter involves an alleged breach of the Code of Ethics and Conduct by our president or chief executive officer.

In addition, our Code of Ethics and Conduct emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our president or chief executive officer. If the incident involves an alleged breach of the Code of Ethics and Conduct by our president or chief executive officer, the incident must be reported to any member of our Board of Directors or use of a confidential and anonymous hotline phone number. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Ethics and Conduct by another. Our Code of Ethics and Conduct is available, free of charge, to any stockholder upon written request to our Corporate Secretary at Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921. A copy of our Code of Ethics and Conduct can be found at www.ipsipay.com.

Composition of the Board

In accordance with our Articles of Incorporation, our Board is to be elected annually as a single class.

Board Committees

We currently do not have a separate Audit Committee, Nominating and Governance Committee or Compensation Committee, however, we intend to expand the size of our Board of Directors and create such committees. Our full board currently serves as our Audit Committee, Compensation and Nominating and Governance Committee. Due to the size of our Board of Directors and our company, we believe it is appropriate at this time for us not to have a separate Audit Committee, Nominating and Governance Committee and Compensation Committee. All members of the Board participate in the consideration of director nominees, including any recommendations and proposals submitted by stockholders in respect of director nominees. The Board has determined that James Fuller is an “audit committe financial expert for purposes of applicable securities laws; given Mr. Fuller’s election to not stand for re-election at the Annual Meeting, the Board will seek a replacement director to serve as the “audit committee financial expert.”

We reimburse all directors for any expenses incurred in attending directors’ meetings provided that we have the resources to pay these fees. We will provide officers and directors liability insurance. Further, our current policy is to provide cash compensation of $1,500 per month to each of our non-employee directors.

Leadership Structure

The chairman of our Board of Directors and Chief Executive Officer positions are currently the same person, Mr. Corbett. Our Bylaws do not require our Board of Directors to separate the roles of chairman and chief executive officer but provides our Board of Directors with the flexibility to determine whether the two roles should be combined or separated based upon our needs. Our Board of Directors believes that due to our size the combination of the chairman and the chief executive officer roles is the appropriate structure for our company at this time. Our Board of Directors believes the current leadership structure serves as an aid in the Board of Directors’ oversight of management and it provides us with sound corporate governance practices in the management of our business.

Risk Management

The Board of Directors discharges its responsibilities, and assesses the information provided by our management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, and management is responsible for conducting business in an ethical and risk mitigating manner where decisions are undertaken with a culture of ownership. Our Board of Directors oversees management in their duty to manage the risk of our company and each of our subsidiaries. Our Board of Directors regularly reviews information provided by management as management works to manage risks in the business. Our Board of Directors intends to establish Board Committees to assist the full Board of Directors’ oversight by focusing on risks related to the particular area of concentration of the relevant committee.

Director Independence

Although our common stock is not listed on any national securities exchange, for purposes of independence we use the definition of independence applied by The Nasdaq Capital Market (“Nasdaq”). The Board has determined that each of James Fuller, Clifford Henry and David Rios is “independent” in accordance with such definition and that none of Mr. Corbett, Mr. Rosenblum or Ms. Corbett is independent.

Family Relationships

Except for Madisson Corbett, who is the daughter of William Corbett, there are no family relationships between the directors of the board or any of the executive officers of the Company.

Communication with Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board of Directors has been excellent.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary.

The address for these communications is: Innovative Payment Solutions, Inc., c/o Corporate Secretary, 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Hedging Policy

The Company does not currently have in place an express policy that prohibits short sales, hedging, and transactions in derivatives of the Company’s securities for all of the Company’s personnel, including officers, directors and employees, independent contractors and consultants. In addition, we do not currently have in place an express policy that prohibits pledging of our securities as collateral by the Company’s directors and executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation earned in each of IPSI and its subsidiaries during its last two fiscal years ended December 31, 2021 and 2020 by: (i) its principal executive officer; and (ii) its most highly compensated executive officer other than the principal executive officer who was serving as an executive officer of IPSI as of the end of the last completed fiscal year. The tables below reflect the compensation for the IPSI executive officers who are also named executive officers of the combined company.

Name and principal position	Year	Salary	Bonus	Stock awards		Option awards		All other comp.		Total
William Corbett,	2021	$359,640	$—	$251,064	(a)	$910,019	(b)	$4,327,899	(b)	$5,848,622
Chairman of the Board and	2020	$142,750	$28,605	$502,128	(a)	$—		$33,000	(c)	$706,483
Chief Executive Officer(1)

Richard Rosenblum	2021	$108,000	$—	$194,000	(d)	$381,006	(e)	$—		$683,006
Chief Financial Officer and	2020	$—	$—	$—		$—		$—		$—
President(2)

Andrey Novikov	2021	$—	$—	$—		$45,804	(f)	$83,500		$129,304
Chief Technology Officer(3)	2020	$96,000	$—	$39,000	(g)	$—		$—		$135,000

____________

(1)      Mr. Corbett was appointed as Chief Executive Officer on August 6, 2019 and appointed as Chairman of the Board on February 22, 2021.

(2)      Mr. Rosenblum was appointed as our President and Chief Financial Officer on July 22, 2021.

(3)      Mr. Novikov served as our Chief Operating Officer and a director from May 2015 to December 2019, and was appointed our Chief Technology Officer in December 2019. On May 31, 2021, Mr. Novikov resigned as a director and secretary of the Company, and since August 2021, he has been suspended from his service as our Chief Technology Officer. As such, as of the date of this proxy statement, he is not acting as an officer of our company.

(a)      Mr. Corbett was granted 20,495,000 restricted shares of common stock on January 1, 2020, of which 10,247,500 are vested and the remaining 10,247,500 vest equally on January 1, 2022, January 1, 2023.

(b)      Mr. Corbett was initially granted a warrant exercisable for 20,000,000 shares of common stock at an exercise price of $0.24 per share on February 22, 2021. On August 16, 2021, the warrant exercisable for 20,000,000 shares of common stock was cancelled and replaced with a ten-year option exercisable for 20,000,000 shares of common stock at an exercise price of $0.15 per share, of which 10,000,000 vested immediately and the remaining 10,000,000 vest equally over 36 months.

(c)      Consists of healthcare related expenses for the benefit of Mr. Corbett.

(d)      Mr. Rosenblum was granted 2,000,000 restricted shares of common stock on April 5, 2021, as an advisory board member prior to being appointed as the Chief Financial Officer, director and president of the Company on July 22, 2021.

(e)      Mr. Rosenblum was granted a ten year option exercisable for 10,000,000 shares of common stock at an exercise price of $0.15 per share on August 31, 2021, of which 5,000,000 vested immediately and the remaining 5,000,000 vest equally over 36 months.

(f)      On February 22, 2021, the Board of Directors of the Company granted Mr. Novikov an option to purchase 208,333 shares of the Company’s common stock at an exercise price of $0.24.

(g)      Mr. Novikov is issued shares of common stock valued at $3,000 per month, as partial payment of his base salary, pursuant to the terms of his employment agreement.

Outstanding Equity Awards at Fiscal Year End

The following table lists the outstanding equity awards held by our named executive officers at December 31, 2021:

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable*	Number of Securities Underlying Unexercised Options Unexercisable*	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options*	Option Exercisable Price*	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested
William Corbett	11,111,111	8,888,888	—	$0.15	8/16/2031	10,247,500	$245,940	—	—
Richard Rosenblum	5,555,556	4,444,444	—	$0.15	8/16/2031	—	$—	—	—
Andrey Novikov(1)	100,000	—	—	$0.40	12/27/2028	—	$—	—	—
	208,333	—	—	$0.24	2/22/2031	—	$—	—	—

____________

(1)      Since August 2021, Mr. Novikov has been suspended from his service as our Chief Technology Officer. As such, as of the date of this proxy statement, he is not acting as an officer of our company.

Agreements with Named Executive Officers

William Corbett

The Company entered into an executive employment agreement with William Corbett effective June 24, 2020 (as amended, the “Corbett Employment Agreement”) which provided that Mr. Corbett be (i) employed as the Company’s Chief Executive Officer for a term of three (3) years, provide for a base salary of $12,500 per month, (ii) granted a signing bonus of $25,000, (iii) receive a bonus of up to 50% of his the annual base salary upon the Company’s achievement of $2,000,000 EBITDA and additional performance bonus payments as may be determined by the Company’s Board of Directors and (iv) provide for severance in the event of a termination without cause in amount equal to equal to fifty percent (50%) of his annual base salary rate then in effect, provided that if such termination without cause occurs after an Acquisition of the Company (as defined in the agreement), Mr. Corbett will be entitled to receive severance in an amount equal to equal to 100% of his annual base salary rate then in effect.

Further, pursuant to the Corbett Employment Agreement the Company granted Mr. Corbett 5,123,750 shares of the Company’s common stock, which are fully vested and not subject to forfeiture.

On June 24, 2020, the Company entered into a restricted stock agreement with Mr. Corbett pursuant to which the Company granted him a restricted stock award of 15,371,250 shares of the Company’s common stock, with such shares are subject to forfeiture and which forfeiture restriction lapse 33%, 33% and 34%, respectively, on the first, second and third anniversary of the date of grant.

On June 24, 2020, the Company entered into an indemnification agreement with Mr. Corbett to indemnify him, in connection with his position of employment with the Company and in the discharge of his duties and responsibilities to the Company, to the maximum extent allowed under the laws of the State of Nevada. The Company is not required or obligated to indemnify Mr. Corbett to extent it would violate the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder.

On December 14, 2020, the Company entered into an amendment to the Corbett Employment Agreement whereby the Company agreed to increase Mr. Corbett’s base salary to $20,000 per month and to pay Mr. Corbett a bonus of $20,000 for the year ended December 31, 2020.

On February 22, 2021, the Board of Directors of the Company appointed William Corbett, its Chief Executive Officer and Interim Chief Financial Officer, as its Chairman of the Board and issued him a five-year warrant to purchase 20,000,000 shares of the Company’s common stock at an exercise price of $0.24. The Board also agreed to increase Mr. Corbett’s monthly base salary to $30,000.

On August 16, 2021, the Company and Mr. Corbett entered into an Executive Employment Agreement that replaced and superseded the previous executive employment agreement (the “August 2021 Corbett Employment Agreement”). The purpose of the August 2021 Corbett Employment Agreement was to provide a replacement grant for warrants previously granted to Mr. Corbett under the terms of his previous employment agreement with the Company. Pursuant to the August 2021 Corbett Employment Agreement, Mr. Corbett would continue to serve as the Company’s Chief Executive Officer on a full time basis effective as of the date of the August 2021 Corbett Employment Agreement until the close of business on December 31, 2024. Mr. Corbett’s base salary will be $30,000 per month, which shall be paid in accordance with the Company’s standard payroll practice for its executives, managers and salaried employees. In addition, the August 2021 Corbett Employment Agreement provides that: (1) Mr. Corbett will be eligible for a cash bonus as determined by the Board to the extent the Company achieves (or exceeds) annual revenue or other financial performance objectives established by the Board, in its sole discretion, from time to time; (2) the Company will grant to Mr. Corbett options to purchase 20,000,000 shares of common stock of the Company at a per share exercise price of $0.15; and (3) a car allowance for Mr. Corbett in the amount of $800 per month. Fifty percent (50%) of the shares subject to the options shall vest on the grant date and the other 50% of the shares subject to the option shall vest at the rate of 1/36 per month over a three-year period. The options will be exercisable for a period of ten years after the date of grant and the Company shall provide for cashless exercise of the option. The options are being granted pursuant to the Company’s 2021 Stock Incentive Plan (the “2021 Plan”).

On July 11, 2022, Mr. Corbett was granted a 10-year option to purchase 15,000,000 shares of common stock with an exercise price of $0.15 per share pursuant to the 2021 Plan.

In addition, the Company and Mr. Corbett entered into an Indemnification Agreement on August 16, 2021 (the “August 2021 Corbett Indemnification Agreement”), pursuant to which the Company agreed to indemnify Mr. Corbett to indemnify Indemnitee to the fullest extent permitted by or under the Nevada Corporation Law in respect of claims, including third-party claims and derivative claims and provides for advancement of expenses. The August 2021 Corbett Indemnification Agreement amends the indemnification agreement in effect prior to entering into the August 2021 Corbett Indemnification Agreement to provide that unless Company shall pay Mr. Corbett’s attorneys’ fees and costs, including the compensation and expenses of any arbitrator, unless the arbitrator or the court determines that (a) Company has no liability in such dispute, or (b) the action or claims by Executive are frivolous in nature. In any other case or matter, the Company and Mr. Corbett shall each bear its or his own attorney fees and costs.

Richard Rosenblum

On July 22, 2021, the Company appointed Richard Rosenblum as President and Chief Financial Officer of the Company. In addition, Mr. Rosenblum was elected to the Board of Directors.

On July 27, 2021, the Company and Mr. Rosenblum entered into an Executive Employment Agreement (the “Employment Agreement”), pursuant to which Mr. Rosenblum will serve as the Company’s President and Chief Financial Officer on a full time basis effective as of July 1. The effectiveness of the Employment Agreement is subject to the approval of the Employment Agreement by the Board, unless earlier terminated as provided in the Employment Agreement. The term of the Employment Agreement is until December 31, 2024. Mr. Rosenblum’s base salary will be $18,000 per month. In addition, the Employment Agreement provides that: (1) Mr. Rosenblum will be eligible for a cash bonus as determined by the Board to the extent the Company achieves (or exceeds) annual revenue or other financial performance objectives established by the Board, in its sole discretion, from time to time; and (2) the Company will grant to Mr. Rosenblum options to purchase 10,000,000 shares of common stock of the Company at a per share exercise price equal to the fair market value of the Company’s common stock, as reflected in the closing price of the Company’s common shares on the OTC exchange or, in the event the stock is up listed, on the NASDAQ exchange, on the date of grant (the “Options”)”. Fifty percent (50%) of the shares subject to the Options shall vest on the grant date and the other 50% of the shares subject to the Option shall vest at the rate of 1/36 per month over a three-year period. The Options will be exercisable for a period of ten (10) years after the date of grant and the Company shall provide for cashless exercise of the Option by Executive. The Options are being granted pursuant to the Company’s 2021 Plan.

If Mr. Rosenblum’s employment with Company is terminated at any time during the term of the Employment Agreement other than for Cause (as defined in the Employment Agreement), or due to voluntary termination, retirement, death or disability, then Mr. Rosenblum shall be entitled to severance equal to fifty percent (50%) of his annual base salary rate in effect as of the date of termination. If Mr. Rosenblum’s employment with Company is terminated at any time during the term of the Employment Agreement other than for Cause (as defined in the Employment Agreement), or due to voluntary termination, retirement, death or disability, within 12 months following an Acquisition (as defined in the Employment Agreement), then Mr. Rosenblum shall be entitled to severance equal to 100% of his annual base salary rate in effect as of the date of termination. Severance payments shall be subject to execution and delivery of a general release in favor of the Company.

On August 16, 2021, the Company entered into an amendment to the Rosenblum Executive Employment Agreement (the “First Amendment”) with Mr. Rosenblum. Under the terms of the Executive Employment Agreement, the Company had agreed to grant to Mr. Rosenblum an option to purchase 10,000,000 (ten million) common shares of Company Stock at a per share exercise price equal to the fair market value of the Company’s common stock, as reflected in the closing price of the Company’s common shares on the OTC exchange or, in the event the stock is uplisted, on the NASDAQ exchange, on the date of grant (the “Option”).” The First Amendment provided that the Option was granted on August 31, 2021 at an exercise price of $0.15.

On July 11, 2022, Mr. Rosenblum was granted 2,000,000 shares of common stock pursuant to the 2021 Plan.

In addition, the Company and Mr. Rosenblum entered into an Indemnification Agreement, pursuant to which the Company agreed to indemnify Mr. Rosenblum to indemnify Indemnitee to the fullest extent permitted by or under the Nevada Corporation Law in respect of claims, including third-party claims and derivative claims and provides for advancement of expenses.

Andrey Novikov

On December 3, 2019, we entered into a one-year employment agreement with Mr. Novikov to serve as our Chief Technology Officer and Secretary (the “Novikov Employment Agreement”) which replaced the agreement that Qpagos Corporation entered into with Mr. Novikov on May 18, 2015, which was extended for one year on June 12, 2019. pursuant to the terms of the agreement, Mr. Novikov is entitled to receive an annual salary at a rate of $8,000 per month, payable $5,000 in cash in accordance with the regular payroll practices of the Company and $3,000 in Common Stock (based on then current fair market value of the Common Stock on the date of grant as determined by our Board of Directors. Mr. Novikov is also eligible to earn an annual performance bonus up to fifty percent (50%) of the base salary based upon the Board’s assessment of his performance and attainment of targeted goals as set by the board of directors in its sole discretion. The Novikov Employment Agreement provides for a severance payment in the event of employment termination by us without Cause (as defined in the Agreement), by Mr. Novikov for Good Reason (as defined in the Agreement), due to Disability (as defined in the Agreement) or death, in certain circumstances (such as upon termination without Cause or for Good Reason) equal to the continuation of the payment of Mr. Novikov’s base salary until the last day of the employment term. The Novikov Employment Agreement also includes confidentiality obligations and invention assignments by Mr. Novikov. On December 14, 2020, we amended the Novikov Employment Agreement to extend the term of his employment agreement by 1 year until December 3, 2021 and on December 18, 2020 the Board approved the issuance of 1,016,408 shares of the Company’s restricted common stock. Additionally, on February 22, 2021, the Board awarded Mr. Novikov options to purchase 208,333 shares of common stock under the Company’s 2018 Stock Incentive Plan (the “Stock Incentive plan”), exercisable for ten years at a price of $0.24 per share.

The Novikov Employment Agreement replaced the agreement that Qpagos Corporation entered into on May 18, 2016 with Andrey Novikov to serve as its Chief Operating Officer and Secretary, which term was extended on June 12, 2019 for an additional one year. During the term of the original employment agreement, Mr. Novikov received an annual base salary of not less than $180,000, which base salary was reduced to $108,000 effective May 1, 2019, and he was entitled to an annual performance cash bonus targeted at up to 50% of his base salary, in the discretion of the Board of Directors.

On February 22, 2021, the Board of Directors of the Company granted Mr. Novikov an option to purchase 208,333 shares of the Company’s common stock at an exercise price of $0.24.

On May 31, 2021, Mr. Novikov notified the board of directors of his decision to resign as a member of the Board and as Secretary of the Company, effective as of June 1, 2021. Since August 2021, Mr. Novikov has been suspended from his service as our Chief Technology Officer. As such, as of the date of this proxy statement, he is not acting as an officer of our company.

Director Compensation

The employee members of the Board of Directors were not paid any fees for their service as directors; however, during the last two years, each of Messrs. Novikov and Corbett received compensation for service as officers of our company.

Board of Directors Compensation

The following table sets forth information for the fiscal year ended December 31, 2021 regarding the compensation of our directors who on December 31, 2021 were not also our Named Executive Officers.

Name	Fees Earned or Paid in Cash	Option Awards	Restricted stock awards	Total
James Fuller(1)(5)	$18,000	$45,810	$154,000	$217,810
Clifford Henry(2)(5)	52,000	—	154,000	206,000
Madisson Corbett(3)(5)	18,000	—	154,000	172,000
David Rios(4)(5)	$12,500	$—	$77,000	$89,500

____________

(1)      On February 22, 2021, the Board of Directors of the Company granted Mr. Fuller an option to purchase 208,333 shares of the Company’s common stock at an exercise price of $0.24, which was subsequently repriced to $0.15 per share.

          On July 22, 2021, the Company granted Mr. Fuller, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(2)      On July 22, 2021, the Company granted Mr. Henry, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(3)      On July 22, 2021, the Company granted Ms. Corbett, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(4)      On July 22, 2021, the Company granted Mr. Rios, a director of the Company, 1,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(5)      As of December 31, 2021, he following table sets forth the number of aggregate outstanding stock awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Stock Awards
James Fuller(1)	4,227,333
Clifford Henry(2)	2,000,000
Madisson Corbett(3)	2,000,000
David Rios	1,000,000

____________

(1)      On March 18, 2020, the Company granted Mr. Fuller, a director of the Company, 2,000,000 shares of restricted common stock.

          On February 22, 2021, the Board of Directors of the Company granted Mr. Fuller an option to purchase 208,333 shares of the Company’s common stock at an exercise price of $0.24.

          On July 22, 2021, the Company granted Mr. Fuller, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(2)      On July 22, 2021, the Company granted Mr. Henry, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(3)      On July 22, 2021, the Company granted Ms. Corbett, a director of the Company, 2,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

(4)      On July 22, 2021, the Company granted Mr. Rios, a director of the Company, 1,000,000 shares of restricted common stock pursuant to the terms of the 2021 Plan, which was approved by the board of directors in August 2021, subject to approval of the 2021 Plan by the shareholders, which approval was obtained at the annual general meeting held on October 22, 2021.

Each director is reimbursed for travel and other out-of-pocket expenses incurred in attending Board of Director and committee meetings.

Equity Compensation Plan Information

The purpose of our equity incentive plans is to promote the interests of our company and our stockholders by providing directors, officers, employees and consultants of our company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of our company, to acquire a proprietary interest in our long-term success and to reward the performance of individuals in fulfilling long-term corporate objectives.

On June 18, 2018, we established our 2018 Stock Incentive Plan (the “Plan”). The Plan terminates after a period of ten years in June 2028. The Plan is administered by our board of directors, or a committee appointed by our board of directors who have the authority to administer the Plan and to exercise all the powers and authorities specifically granted to it under the Plan.

The maximum number of securities available under the Plan is 800,000 shares of Common Stock. The maximum number of shares of Common Stock awarded to any individual during any fiscal year may not exceed 100,000 shares of Common Stock.

On October 22, 2021, our board of directors and stockholders established our 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan terminates after a period of ten years in August 2031.

The maximum number of securities available under the 2021 Plan is 53,000,000 shares of Common Stock.

Under the 2021 Plan, we may award the following: (i) non-qualified stock options; (ii)) incentive stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock unit; and (vi) other stock-based awards.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2018 Equity Incentive Plan	516,666	$0.23	283,334
2021 Equity Incentive Plan	30,000,000	0.15	23,000,000
Equity compensation plans not approved by security holders	—	—	—
Total	30,516,666	$0.15	23,283,334

Board Meeting Attendance

During our fiscal year ended December 31, 2021, the Board of Directors held five meetings. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2021 attended no less than 75% of the meetings of the Board of Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected RBSM, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2022. IPSI is asking its stockholders to ratify the appointment of RBSM as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. Ratification of the appointment of RBSM by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Board will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to approve the ratification of the appointment of IPSI’s registered public accounting firm. Abstentions will have the effect of a vote against and broker-non-votes, if any, see above (although none are anticipated since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions not directed by stockholders how to vote), will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF RBSM LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2022.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2021 and 2020 by RBSM LLP.

	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit fees and expenses(1)	$88,000	$67,500
Taxation preparation fees	—	—
Audit related fees	—	—
Other fees	—	—
	$88,000	$67,500

____________

(1)      Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

Audit-Related Fees; Tax Fees and All Other Fee.    There were no audit-related fees, tax fees or other fees paid to RBSM during fiscal years 2021 and 2020.

In considering the nature of the services provided by RBSM the Board determined that such services are compatible with the provision of independent audit services. The Board discussed these services with RBSM and IPSI’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the full Board, which serves as our Audit Committee, has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Board for approval.

The Board pre-approves the independent registered public accounting firm’s services within each category. The fees are budgeted and the Board requires the independent registered public accounting firm and management to report actual fees versus budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Board requires specific pre-approval before engaging the independent registered public accounting firm.

The Board has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Board approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Board considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Board also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Board may form and delegate pre-approval authority to committees consisting of one or more members of the Board, and such committees must report any pre-approval decisions to the Board at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Board.

Report of the Board of Directors

The Board of Directors, acting as the Company’s Audit Committee, hereby reports as follows:

(1)    Management has the primary responsibility for the Company’s financial statements and reporting process, including its system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Company’s management.

(2)    The Audit Committee has discussed with the Company’s independent audit firm the overall scope of, and plans for, its audits. The Audit Committee discussed with the independent audit firm the Company’s financial reporting process in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as may be modified or supplemented.

(3)    The Audit Committee has received the written disclosures and the letter from RBSM LLP required by applicable requirements of the PCAOB concerning independence, and has discussed with RBSM LLP, its independence.

(4)    Based on the matters and discussions referred to in paragraphs (1) through (3) above, the Board of Directors has approved the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.

5)      After considering RBSM LLP’s experience and independence, the Board of Directors recommends that the Company (a) retain RBSM LLP as the Company’s independent audit firm to perform the audit of the financial statements as of and for the year ending December 31, 2022 and (b) submit to shareholders the ratification of RBSM LLP, as the Company’s independent audit firm at the 2022 annual meeting.

Submitted by the Board of Directors

William Corbett (Chairman)
Richard Rosenblum
James Fuller
Madisson Corbett
Clifford Henry
David Rios

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO THIRTY (30) SHARES OF COMMON STOCK

General

The Board of Directors has adopted, and is recommending that our stockholders approve, a proposed amendment to our Articles of Incorporation to effect a Reverse Stock Split of the issued and outstanding shares of common stock. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the common stock are being asked to approve the proposal that Article 3 of our Articles of Incorporation be amended to effect a Reverse Stock Split of the common stock at a ratio to be determined in the discretion of the Board of Directors within the range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed amendment altogether. Pursuant to the laws of the State of Nevada, our state of incorporation, the Board of Directors must adopt any amendment to our Articles of Incorporation and submit the amendment to stockholders for their approval. The form of proposed amendment to effect the Reverse Stock Split is set forth in the certificate of amendment to our Articles of Incorporation attached as Appendix A to this proxy statement. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Nevada, the certificate of amendment to the Articles of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of common stock by the ratio to be determined by the Board of Directors and publicly announced prior to the effectiveness of any Reverse Stock Split. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

By approving this proposal, stockholders will approve the amendment to our Articles of Incorporation pursuant to which any whole number of outstanding shares, between and including two and thirty, would be combined into one share of common stock, and authorize the Board of Directors to file a certificate of amendment setting forth such amendment, as determined by the Board of Directors in the manner described herein. If approved, the Board of Directors may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Articles of Incorporation. The Board of Directors believes that stockholder approval of an amendment granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our company and its stockholders. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock, and the continued listing requirements of the Nasdaq. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in our best interest and the best interest of our stockholders. The Reverse Stock Split, if authorized and if deemed by the Board of Directors to be in our best interest and the best interest of our stockholders, will be effected, if at all, at a time that is not later than two years from the date of the 2022 Annual Meeting. The Board of Directors will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of any such Reverse Stock Split.

The proposed approval of the Reverse Stock Split as set forth in the certificate of amendment to our Articles of Incorporation, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however, effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock. As of the date of this proxy statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized common stock that will become available following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on Nasdaq. One of Nasdaq listing requirements is that the bid price of our common stock is at a specified minimum per share (the “Minimum Bid Price”). Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the Minimum Bid Price requirement of Nasdaq.

In addition, with a high number of issued and outstanding shares of common stock, the price per each share of our common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by the stockholders and the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the common stock and the steps that we will need to take in order to achieve compliance with the initial listing requirements of the Nasdaq. Based in part on the price of the common stock on the days leading up to the filing of the certificate of amendment to the Articles of Incorporation effecting the Reverse Stock Split, the Board of Directors will determine the ratio of the Reverse Stock Split, in the range of 1:2 to 1:30, that, in the judgment of the Board of Directors is the reverse split ratio most likely to allow us to achieve and maintain compliance with the Nasdaq Minimum Bid price for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. The Board of Directors will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in this proposal.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for the Reverse Stock Split Proposal is not obtained, we will not be able to file a certificate of amendment to the Articles of Incorporation to effect the Reverse Stock Split. If stockholder approval of the Reverse Stock Split is not obtained at the Annual Meeting and we should fail to satisfy the Nasdaq minimum bid price, we will continue to seek stockholder approval of a reverse stock split in order to comply with the Nasdaq initial listing requirements.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing (the “Split Effective Time”) of Reverse Stock Split Amendment, with the Secretary of State of the State of Nevada. The exact timing of the filing of the Reverse Stock Split Amendment that will affect the Reverse Stock Split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Upon the Split Effective Time, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by our Board of Directors within a range of 1:2 to 1:30. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split. In other words, we will “round up” fractional shares.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Split Effective Time, the shares of common stock will have the same voting rights and rights to dividends and distributions (other than fractional shares) and will be identical in all other respects to the common stock now authorized. The issued common stock will remain fully paid and non-assessable.

After the Split Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which are numbers used to identify our equity securities, and stockholders holding physical stock certificates with the older CUSIP numbers should exchange those stock certificates for stock certificates with the new CUSIP numbers by following the procedures enumerated in the letter of transmittal to be sent to our stockholders, as described below. Stockholders holding common stock in street name do not have to take any action, as the split will occur automatically on the Split Effective Time, as described below.

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on 376,901,679 shares of common stock actually outstanding as of September 14, 2022, the record date for the Annual Meeting. The table does not account for fractional shares.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split Based on Current Authorized Number of Shares
None	376,901,679
1:2	188,450,840
1:10	37,690,167
1:20	18,845,084
1:30	12,563,389

Treatment of Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to affect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Treatment of Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

We expect that Nevada Agency & Transfer Company, the transfer agent for our common stock (the “Transfer Agent”) will act as the exchange agent for the purposes of implementing the exchange of stock certificates in connection with the Reverse Stock Split. As soon as practicable after Split Effective Time, the stockholders holding common stock in certificated form will be sent a letter of transmittal by the Transfer Agent. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificates representing pre-split shares of our common stock to the Transfer Agent in exchange for certificates representing post-split shares. No new certificates will be issued to a shareholder until that shareholder has surrendered the certificate(s) representing the outstanding pre-Reverse Stock Split shares together with the properly completed and executed letter of transmittal.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Fractional Shares

Fractional shares with respect to our common stock will not be issued in connection with the Reverse Stock Split. We will round up any fractional shares of our common stock resulting from the Reverse Stock Split to the nearest whole share.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Anti-Takeover Effects of the Reverse Stock Split

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is seemingly beneficial to our stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Stock Split are to increase the ability of institutions to purchase our common stock and stimulate the interest in our common stock by analysts and brokers as well as comply with certain Minimum Bid Price requirements to increase the likelihood of listing our common stock on a national securities exchange. The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

The Reverse Stock Split proposal is not a plan by our Board to adopt a series of amendments to our Articles of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for Newly Available Shares

We presently have no specific plans, nor have we entered into any agreements, arrangements or understandings with respect to the shares of authorized common stock that will become available for issuance as a result of the Reverse Stock Split.

Accounting Matters

This proposed amendment to the Articles of Incorporation will not affect the par value of our common stock or Preferred Stock per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Interests of Officers and Directors in this Proposal

Other than the reduction in the number of shares of common stock held by them, which would result from the consummation of the Reverse Stock Split, which will be similar to the effect on all other holders of the Company’s shares of common stock, our officers and directors do not have any substantial interest, direct or indirect, in the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. holders generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

No gain or loss will be recognized by us as a result of the Reverse Stock Split. As noted above, we will not issue fractional shares of our common stock in connection with the Reverse Stock Split. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split. The U.S. federal income tax consequences of the receipt of such an additional share of our common stock are not clear. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each U.S. holder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date will be required to approve the Reverse Stock Split. Abstentions and broker-non-votes, if any, will have the effect of a vote against this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT AT A RATIO TO BE DETERMINED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO THIRTY (30) SHARES OF COMMON STOCK.

PROPOSAL 4

APPROVAL OF THE PREFERRED STOCK AMENDMENT, TO PROVIDE THE BOARD WITH THE AUTHORITY TO, AT ITS DISCRETION, FIX BY RESOLUTION OR RESOLUTIONS, THE DESIGNATIONS, RIGHTS AND PRIVILEGES OF THE COMPANY’S PREFERRED STOCK

As of September 15, 2022, the Board adopted and approved an Certificate of Amendment to the Company’s Articles of Incorporation (the “Preferred Stock Amendment”) to allow the Board to fix by resolution or resolutions, the designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of the 25,000,000 shares of Company’s currently authorized preferred stock (the “Preferred Stock”), including, without limitation, the authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof. The Preferred Stock Amendment will allow our Preferred Stock to be issued from time to time in one or more series by our Board. The Amendment to the Articles of Incorporation with respect to the Preferred Stock Amendment is included in the attachment marked as Appendix B to this Proxy Statement.

Purpose of the “Blank Check” Preferred Stock

We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock may grant the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company’s common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our company, or as may be required by the capital markets, the Preferred Stock Amendment will establish 25,000,000 authorized shares of “blank check” preferred stock for us to issue.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by our stockholders and the terms, rights and features of which are determined by our Board upon issuance. The authorization of such “blank check” preferred stock permits our Board to authorize and issue preferred stock from time to time in one or more series without seeking further action or vote of our stockholders.

Principal Effects of the “Blank Check” Preferred Stock

Subject to the provisions of the Preferred Stock Amendment and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by our stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to what is in our best interests and the best interests of our stockholders.

The authorization of the “blank check” preferred stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging preferred stock for common stock, the issuance for cash as a means of obtaining capital for our use, issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets, or issuance as part or all of an equity compensation plan.

The issuance by us of preferred stock could dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the number of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock, and in such event would have a dilutive effect on the voting power of our existing stockholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of preferred stock to persons friendly to our Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date will be required to approve the Preferred Stock Amendment. Abstentions and broker-non-votes, if any, will have the effect of a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE PREFERRED STOCK AMENDMENT, TO PROVIDE THE BOARD WITH THE AUTHORITY TO, AT ITS DISCRETION, FIX BY RESOLUTION OR RESOLUTIONS, THE DESIGNATIONS, RIGHTS AND PRIVILEGES OF THE COMPANY’S PREFERRED STOCK.

PROPOSAL 5

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting (the “Adjournment”), if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of a proposed amendment to our Articles of Incorporation, as amended, to effectuate the Reverse Split Amendment or the approval of the Preferred Stock Amendment. If we fail to receive a sufficient number of votes to approve such proposals, we may propose to adjourn the Annual Meeting for a period of not more than thirty (30) days, for the purpose of soliciting additional proxies to approve such proposals. We currently do not intend to propose Adjournment of the Annual Meeting if there are sufficient votes in favor of the Proposals.

Vote Required

The affirmative vote of a majority of the shares of common stock present virtually or by proxy at the Annual Meeting is required to approve the Adjournment. Abstentions on this proposal will have the same effect as a vote against the proposal and broker non-votes will not be counted for purposes of determining the number of shares represented and voted on this proposal in the meeting and, accordingly will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 3 AND 4, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Proxy Statement. Only one Proxy Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Proxy Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 14, 2022 for:

•        each of our directors and nominees for director;

•        each of our named executive officers;

•        all of our current directors and executive officers as a group; and

•        each person, entity or group, who beneficially owned more than 5% of each of our classes of securities.

We have based our calculations of the percentage of beneficial ownership on 376,901,679 shares of our common stock September 14, 2022. We have deemed shares of our common stock subject to options and warrants that are currently exercisable within sixty (60) days of September 14, 2022, to be outstanding and to be beneficially owned by the person holding the warrant or restricted stock unit for the purpose of computing the percentage ownership of that person. We did not deem these, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal business address for each of the individuals and entities listed below is 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921.

We have not deemed shares of common stock to be outstanding for variable priced convertible notes for the purposes of calculating beneficial ownership.

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock Included*		Percentage of Common Stock Beneficially Owned
William Corbett (Chief Executive Officer)	49,383,888	(1)	12.17%
Richard Rosenblum (President and Chief Financial Officer)	11,291,668	(2)	2.94%
Andrey Novikov (Chief Operating Officer)	1,750,887	(3)	**%
James Fuller (Director)	4,427,333	(4)	1.17%
Clifford Henry (Director)	2,200,000	(5)	**%
Madisson Corbett (Director)	2,200,000	(6)	—
David Rios (Director)	1,200,000	(7)	—
All officers and directors as a group (7 persons)	72,453,776		17.48%

5% or more Shareholders
Jimmy J. Gibbs	18,922,912	(8)	5.02%

____________

*        Excludes any shares deemed to be outstanding on variable priced convertible securities.

**      Less than 1%

(1)      Includes (i) 20,495,000 restricted shares of common stock of which 10,247,500 are subject to forfeiture restrictions and which forfeiture restriction lapses as to 5,123,750 shares on each of January 1, 2023. (ii) a ten year option granted to Mr. Corbett on August 16, 2021 exercisable for 20,000,000 shares of common stock, of which 13,333,333 are vested and a further 555,555 vest in the next sixty days, and (iii) a ten year option granted to Mr. Corbett on July 11, 2022 exercisable for 15,000,000 shares of common stock at an exercise price of $0.15.

(2)      Consists of 4,000,000 shares of the Company’s restricted common stock and options exercisable for 10,000,000 shares of common stock of which 7,013,890 are vested and a further 277,778 vest in the next sixty days.

(3)      Consists of 1,442,554 shares of common stock and options exercisable for 308,333 shares of common stock, all of which are vested. Since August 2021, Mr. Novikov has been suspended from his service as our Chief Technology Officer. As such, as of the date of this proxy statement, he is not acting as an officer of our company.

(4)      Consists of 4,019,000 shares of the Company’s restricted common stock, and options exercisable for 208,333 shares of common stock of which all are vested. Also, consists of a ten year option granted to Mr. Fuller on September 15, 2022 exercisable for 200,000 shares of common stock at an exercise price of $0.037.

(5)      Consists of 2,000,000 shares of the Company’s restricted common stock and a ten year option granted to Mr. Henry on September 15, 2022 exercisable for 200,000 shares of common stock at an exercise price of $0.037.

(6)      Consists of 2,000,000 shares of the Company’s restricted common stock and a ten year option granted to Ms. Corbett on September 15, 2022 exercisable for 200,000 shares of common stock at an exercise price of $0.037.

(7)      Consists of 1,000,000 shares of the Company’s restricted common stock and a ten year option granted to Mr. Rios on September 15, 2022 exercisable for 200,000 shares of common stock at an exercise price of $0.037.

(8)      Consists of (i) 18,816,412 shares of common stock held by Gibbs International Inc; and (ii) 106,500 shares of common stock held by Gibbs Investment Holdings, LLC, of which Mr. Gibbs is an equity holder and controller. The business address for each of Mr. Gibbs, Gibbs International, Inc., and Gibbs Investment Holdings, LLC is 9855 Warren H. Abernathy Highway, Spartanburg, South Carolina 29301. This information is based solely on the information disclosed by Mr. Jimmy I. Gibbas on Schedule 13G/A filed on January 31, 2020.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC at the Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2021 Annual Report on Form 10-K as filed with the SEC. Your request should be mailed to the Corporate Secretary, Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our website at www.ipsipay.com and clicking on “Investors,” then on “Annual Meeting Materials.”

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our proxy materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and other Annual Meeting materials, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement and other Annual Meeting materials to the Corporate Secretary, Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921or by calling us at (818) 864-8404. Stockholders who currently receive multiple copies of the Proxy Statement at their addresses and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders. To be eligible for inclusion in our 2023 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at our principal executive offices no later than [120 days prior to mailing date], 2022 and must meet the requirements of Rule 14a-8 under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholder Submission of Nominations

In addition, our Bylaws have an advance notice procedure with regard to nominations for the election of directors to be held at an annual meeting of stockholders by any stockholder. In general, the Company will consider nominations for directors submitted by any stockholder only if such stockholder has given timely notice in proper written form of such nomination or nominations, setting forth certain specified information. To be timely, notice must be received by the Secretary of the Company at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date of a Public Announcement. “Public Announcement” is defined as the first disclosure of the date of the annual meeting of the stockholders in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by our Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act. For the 2023 Annual Meeting of Stockholders, notice must be received no later than [    ], 2023. Notices of intent to nominate candidates for election as directors or other stockholder communications should be submitted to: Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921. Any proxy granted with respect to the 2023 Annual Meeting of Stockholders will confer on the proxy holders discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Stockholder Proposals

For other stockholder proposals to be properly presented at our 2023 Annual Meeting of Stockholders, our bylaws provide that the Company must receive notice of such proposal at least 45 calendar days prior to the first anniversary of the date of mailing of the prior year’s proxy statement or if no annual meeting was held in the preceding year, then not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date of a Public Announcement. As such, the deadline for these proposals is [            ], 2023.

Stockholder Communications

Stockholders may communicate with our Board of Directors or any individual director by sending correspondence addressed to the intended recipient at the following address: Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1 #AT, Carmel by the Sea, CA 93921. Your communications should indicate whether you are a stockholder of the Company. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed or attempt to handle the inquiry directly. If the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate, we will not forward the communication.

MISCELLANEOUS

Our Board knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such proxies.

YOU ARE URGED TO CAST YOUR VOTE AS INDICATED IN THE PROXY MATERIALS. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After issuance of Stock)

1.      Name of Corporation: Innovative Payment Solutions, Inc.

2.      The articles have been amended to add the following to Article 3:

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Articles of Incorporation, as amended, each [*] shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

_______

*       Whole number between two (2) and thirty (30) as determined by the Board of Directors in its sole discretion.

3.      The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: __________.

4.      Effective date and time of filing: (optional) Date:_________ Time: _________

5.      Officer Signature: ________________________________________________________

William D. Corbett, Chief Executive Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 — After issuance of Stock)

1.      Name of Corporation: Innovative Payment Solutions, Inc.

2.      The articles have been amended as follows: Article 3 of the Articles of Incorporation of the corporation is amended by adding the following to the end of Article 3:

“Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)     the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)    the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)   the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)   on which dividends, if any, shall be payable;

(v)    whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)   the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)  the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)   restrictions on the issuance of shares of the same class or series or of any other class or series;

(x)    whether the holders of the shares of such class or series shall be entitle to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Capital Stock are entitled to vote;

(xi)   the restrictions and conditions, if any, upon the issuance or reissuance of any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii)  any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the N.R.S. and applicable law.”

B-1

3.      The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: __________.

4.      Effective date and time of filing: (optional) Date:_________ Time: _________

5.      Officer Signature: ________________________________________________________

William D. Corbett, Chief Executive Officer

B-2

INNOVATIVE PAYMENT SOLUTIONS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. PACIFIC TIME ON NOVEMBER 2, 2022

PROXY: WILLIAM B. CORBETT and RICHARD ROSENBLUM, are hereby appointed by the undersigned as attorney and proxy with full power of substitution, to vote at the 2022 Annual Meeting of Stockholders of Innovative Payment Solutions, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE 2022 ANNUAL MEETING OF STOCKHOLDERS THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER. PLEASE SIGN, DATE AND RETURN PROMPTLY OR VOTE VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS SET FORTH BELOW.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR ALL OTHER PROPOSALS SET FORTH ON THIS PROXY CARD.

VOTE BY INTERNET

It is fast, convenient, and your vote is immediately confirmed and posted.

THE BOARD OF DIRECTORS OF INNOVATIVE PAYMENT SOLUTIONS, INC. RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5. FURTHERMORE,

PROPOSAL 1.    Election of Directors.

(1)         William B. Corbett

(2)         Richard Rosenblum

(3)         Madisson G. Corbett

(4)         Clifford W. Henry

(5)         David Rios

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

PROPOSAL 2.    To ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2022.

FOR	AGAINST	ABSTAIN

PROPOSAL 3.    To approve an amendment to the Articles of Incorporation, to effect the reverse stock split at a ratio to be determined at the discretion of the Board within a range of one (1) share of common stock for every two (2) to thirty (30) shares of common stock;

FOR	AGAINST	ABSTAIN

PROPOSAL 4.    To approve the Preferred Stock Amendment, to provide the Board with the authority to, at their discretion, fix by resolution or resolutions, the designations, rights and privileges of the Company’s preferred stock.

FOR	AGAINST	ABSTAIN

PROPOSAL 5.    To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 3.

FOR	AGAINST	ABSTAIN

Signature: _________	Date: _________	Signature, if held jointly: _________	Date: _________

Note: Please sign exactly as your name or name(s) appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney or trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.